UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2011

ENERJEX RESOURCES, INC.
(Exact Name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

1600 NE Loop 410, Suite 104, San Antonio, Texas 78209
 (Address of principal executive offices)

(210) 451-5545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On June 22, 2011 we announced that the Company's Chief Executive Officer, Robert Watson, Jr., will be providing an updated presentation to the Energy Prospectus Group in Houston, Texas on June 24, 2011 at 12:30 p.m. CST.  The presentation will be webcast and available to members of Energy Prospectus Group at www.energyprospectus.com.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company presentation that Mr. Watson will utilize at the conference is available on our website at www.enerjexresources.com and is attached as Exhibit 99.2 and is incorporated herein by reference.

Note:  The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference to such filing.

Item 8.01  Other Events

On June 23, 2011 we issued a press release regarding our current operations and plan for 2011, which is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated June 22, 2011
99.2	Investor Presentation
99.3	Press Release dated June 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: June 24, 2011	By:	/s/ Robert G. Watson
Robert G. Watson, Chief Executive Officer and
President